EXHIBIT 10.3
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CITIZENS BANK OF MASSACHUSETTS                  AMENDED AND RESTATED MASTER NOTE
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$4,100,000.00                                                  February 21, 2003

     For value received, Able Laboratories, Inc., a corporation duly organized and existing under the laws of The State of Delaware and having a principal place of business at 6 Hollywood Court, South Plainfield, NJ 07080 (the "Borrower") hereby promises to pay to the order of Citizens Bank of Massachusetts, a Massachusetts banking corporation (the "Bank"), at the office of the Bank located at 28 State Street, Boston, Massachusetts 02109 or at such other address as the holder hereof may designate, the principal sum of FOUR MILLION ONE HUNDRED THOUSAND DOLLARS ($4,100,000.00) or the aggregate unpaid principal amount of all advances made by the Bank to the Borrower pursuant to the terms of the Credit Agreement defined below, whichever is less, plus interest accrued thereon, in lawful money of the United States of America in immediately available funds pursuant to the terms of the Credit Agreement defined below.

     This Note is issued pursuant to that certain Credit Agreement of dated October 24, 2002 by and between the Borrower and the Bank, as the same has been amended and modified by that certain First Amendment to Credit Agreement (the "First Amendment") of even date by and between the Borrower and the Bank (collectively, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement") and this Note amends and restates that certain Master Note made by the Borrower in favor of the Bank dated October 24, 2002 in the original aggregate amount of Four Million Dollars ($4,000,000.00) as provided therein, but does not evidence satisfaction of the same. This Note evidences the Subsequent Advance Amount as defined in Section 2.3(a) of the Credit Agreement. Capitalized terms used herein that are not defined shall have the same meanings assigned to such terms in the Credit Agreement. The Bank is entitled to the benefit and security of the Credit Agreement and all of the Related Agreements referred to therein. Reference is hereby made to the Credit Agreement, the terms of which are incorporated herein by reference, for a statement of all of the terms and conditions under which the Advances under the Non-Restoring Credit Facility evidenced by, among other things, this Note, are made and are to be repaid. In the event of any inconsistency between the terms of the Credit Agreement and this Note, the terms of the Credit Agreement shall govern and control.

     Pursuant to Section 2.3(d) of the Credit Agreement, the Borrower shall execute and deliver Sub-Notes for all Advances made under this Amended and Restated Master Note on a quarterly basis. The form of each Sub-Note is attached hereto as Exhibit A. All Advances made under this Amended and Restated Master Note from the date hereof through and including March 31, 2003 shall be aggregated and combined into one Sub-Note to be executed and delivered to the Bank on April 1, 2003; all Advances made under this Amended and Restated Master Note from April 1, 2003 through and including June 30, 2003 shall be aggregated and combined into one Sub-Note to be executed and delivered to the Bank on July 1, 2003; all Advances made under this Amended and Restated Master Note from July 1, 2003 through and including September 30, 2003 shall be aggregated and combined into one Sub-Note to be executed and delivered to the Bank on September 30, 2003; all Advances made under this Amended and Restated Master Note from October 1, 2003 through and including December 31, 2003 shall be aggregated and combined into one Sub-Note to be executed and delivered to the Bank on January 1, 2004; all Advances made under this Amended and Restated Master Note from January 2, 2004 through and including the Non-Restoring Credit Facility Termination Date (as said term is defined in the First Amendment), so long as there is any amount outstanding under this Amended and Restated Master Note shall be aggregated and combined into one Sub-Note to be executed and delivered to the Bank on the Non-Restoring Credit Facility Termination Date. The outstanding principal of all Advances under each Sub-Note shall accrue interest at the rate selected by the Borrower from the interest rate options as set forth in and in accordance with the terms and conditions of the Credit Agreement. The Borrower shall make periodic payments of principal and interest on the unpaid principal of each Sub-Note in accordance with the Credit Agreement. The term of each Sub-Note shall be five (5) years.

     Prior to an Advance being transferred into a Sub-Note, interest on the unpaid principal balance of each such Advance evidenced by this Note shall accrue at the variable rate selected by the Borrower from the interest rate options as set forth in the Credit Agreement. Interest shall accrue at a variable rate as either a Prime Rate Loan, a LIBOR Advantage Rate Loan or a LIBOR Rate Loan, in accordance with the terms and conditions of the Credit Agreement.

     This Note shall be payable as follows:

     (a) Commencing on March 5, 2003 and on the like day of each succeeding month thereafter until the Non-Restoring Credit Facility Termination Date, the Borrower shall make consecutive monthly payments of interest on any amounts constituting unpaid principal balance of this Note that has not been converted into a Sub-note, calculated and payable as set forth in the Credit Agreement; and

     (b) In all events and under all circumstances, the entire outstanding principal balance hereof and all accrued and unpaid interest hereon shall be due and payable on the Non-Restoring Credit Facility Termination Date.

     Interest shall be computed on the basis of a three hundred sixty (360) day year and actual days elapsed. Upon the occurrence of an Event of Default or after maturity or after judgment has been rendered on this Note, at the option of the Bank, the Borrower's right to select pricing options shall cease and the unpaid principal of this Note shall accrue interest at a rate which is equal to the Default Rate as set forth in the Credit Agreement. Time is of the essence hereof. If the entire amount of any required principal and/or interest is not paid in full within ten (10) days after the same is due, the Borrower shall pay to the Bank a late fee equal to five percent (5%) of the required payment, with a minimum late charge of $35.00. The date and amount of each Advance under the Non-Restoring Credit Facility made by the Bank to the Borrower, the rates of interest applicable thereto and each payment made on account of the principal thereof shall be recorded by the Bank on its books.

     The Borrower may prepay this Note, or portions thereof, as provided in the Credit Agreement. The Credit Agreement also sets forth the terms and conditions governing Borrower's right to elect to convert or to renew the principal balance of this Note into another type of Loan.

     If, at any time, the aggregate principal amount outstanding under this Note shall exceed the Subsequent Advance Amount, the Borrower shall immediately prepay so much of the outstanding principal balance, together with accrued interest on the portion of principal so prepaid, as shall be necessary in order that the unpaid principal balance, after giving effect to such prepayments, shall not be in excess of the Subsequent Advance Amount.

     All payments, including any prepayments as set forth above, shall, at the option of the Bank, be applied first to the payment of all costs and expenses incurred by the Bank arising out of the loan transaction evidenced by this Note for which the Borrower is responsible pursuant to the Credit Agreement and which have not been paid or reimbursed to the Bank, then to accrued interest on the unpaid principal due under this Note, and the balance on account of the principal due under this Note. All payments shall be in lawful money of the United States of America in immediately available funds.

     Upon the happening of any Event of Default, as defined in the Credit Agreement, other than an Event of Default described in Sections 9.7 or 9.8 of the Agreement, the Bank may (i) declare the then outstanding principal of this Note and all interest accrued thereon and all applicable late and other charges and all other liabilities and obligations of the Borrower to the Bank to be immediately due and payable, whereupon the same shall become immediately due and payable, and/or (ii) terminate any obligation of the Bank to make Advances under the Credit Agreement, all of the foregoing without presentment or demand for payment, notice of non-payment, protest or any other demand or notice of any kind, all of which are expressly waived by the Borrower. Failure to exercise either or both such options shall not constitute a waiver of the right to exercise the same in the event of any subsequent default. Notwithstanding the foregoing, upon the occurrence of an Event of Default described in Section 9.7 or Section 9.8 of the Credit Agreement, (A) any obligation of the Bank to advance pursuant to the Non-Restoring Credit Facility shall automatically terminate, and (B) the outstanding principal balance of this Note and all interest accrued thereon and all applicable late and other charges and all other liabilities and obligations of the Borrower to the Bank shall become automatically due and payable without presentment or demand for payment, notice of non-payment, protest or any other demand or notice of any kind, all of which are expressly waived by the Borrower.

     The Borrower agrees to pay all reasonable costs, including reasonable attorneys' fees, costs relating the collection, or enforcement of this Note or any guaranty of this Note or in any litigation arising out of the transactions of which this Note or any guaranty of this Note is a part.

     Upon the occurrence of an Event of Default, the Borrower hereby grants to the Bank a lien, security interest, and right of set off as security for all of the Borrower's liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all the deposits, credits, collateral and property of the Borrower now or hereafter in the possession, custody, or control of Citizens Financial Group, Inc. or any entity under the control of it or in transit to any of them. At any time after the occurrence of an Event of Default, without demand or notice, the Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower even though unmatured and regardless of the adequacy of any other collateral securing the loan evidenced hereby. TO THE EXTENT PERMITTED BY LAW, ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LIABILITIES PRIOR TO EXERCISING ITS RIGHT OF SET OFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER, ARE HEREBY VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY WAIVED.

     THE BANK AND THE BORROWER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND IRREVOCABLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS NOTE, ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE, INCLUDING THE AFORESAID CREDIT AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTION OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS NOTE AND ENTER INTO THE LOAN TRANSACTION EVIDENCED BY THIS NOTE.

     THE BORROWER (1) ACKNOWLEDGES THAT THE ADVANCES EVIDENCED BY THIS NOTE ARE PART OF A COMMERCIAL TRANSACTION AND (2) TO THE EXTENT PERMITTED BY ANY STATE OR FEDERAL LAW, THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO PRIOR NOTICE OF AND A HEARING ON THE RIGHT OF ANY HOLDER OF THIS NOTE TO ANY REMEDY OR COMBINATION OF REMEDIES THAT

ENABLES SAID HOLDER, BY WAY OF ATTACHMENT, FOREIGN ATTACHMENT, GARNISHMENT OR REPLEVIN, TO DEPRIVE BORROWER OF ANY OF ITS PROPERTY, AT ANY TIME PRIOR TO FINAL JUDGMENT IN ANY LITIGATION INSTITUTED IN CONNECTION WITH THIS NOTE.

     All agreements between the Borrower and the Bank are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to the Bank for the use or the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof; provided, however, that in the event there is a change in the law which results in a higher permissible rate of interest, then this Note shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of the Borrower and the Bank in the execution, delivery and acceptance of this Note to contract in strict compliance with the laws of The Commonwealth of Massachusetts from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof at the time of performance of such provision shall be due, shall involve transcending the limit of such validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limits of such validity, and if under or from circumstances whatsoever the Bank should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between the Borrower and the Bank. If any provision of this Note shall, to any extent, be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected.

     The Bank may at any time pledge all or any portion of its rights under the loan documents including any portion of this Note to any of the twelve (12) Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or enforcement thereof shall release the Bank from its obligations under any of the loan documents.

     The Bank shall have the unrestricted right at any time and from time to time, and without the consent of or notice to the Borrower, to grant to one or more banks or other financial institutions (each, a "Participant") participating interests in the Bank's obligation to lend hereunder and/or any or all of the loans held by the Bank hereunder. In the event of any such grant by the Bank of a participating interest to a Participant whether or not upon notice to the Borrower, the Bank shall remain responsible for the performance of its obligations hereunder and the Borrower shall continue to deal solely and directly with the Bank in connection with the Bank's rights and obligations hereunder. The Bank may furnish any information concerning the Borrower in its possession from time to time to prospective Participants, provided that the Bank shall require any such prospective Participant to agree in writing to maintain the confidentiality of such information.

     The Borrower waives diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and agrees that the time for payment of this Note may be extended at the Bank's sole discretion, without impairing the Borrower's liability hereon, and the Borrower further consents to the release of all or any part of the security for the payment hereof at the discretion of the Bank, or the release of any party liable for this obligation without affecting the liability of the other parties hereto. Any delay on the part of the Bank in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

     This Note shall bind the heirs, executors, administrators, successors and assigns of each Borrower and shall inure to the benefit of the Bank, its successors and assigns.

     This Note is executed as a sealed instrument and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.


WITNESS:                                   ABLE LABORATORIES, INC.



/s/ Robert Weinstein                       By:  /s/Dhananjay G. Wadekar
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                                           Print Name:  Dhananjay G. Wadekar
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                                           Title:  President
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